--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------



                                                                January 31, 1996


Dear Shareholder,

    Since the inception of The BlackRock Strategic Term Trust Inc. in 1990, the market for investments in fixed income securities has witnessed an unprecedented amount of interest rate volatility, which has changed the landscape for fixed income investors. 1995 was a great year for investments in the bond market following the disappointments of 1994, as yields declined and the value of fixed income securities increased dramatically.

    Looking forward, we maintain a positive outlook for the market's performance in 1996. The economy currently appears to be growing at a steady rate and inflation appears to be under control. Market participants are beginning to agree that the Federal Reserve has achieved the "soft landing" that they set out to accomplish through a series of interest rate increases last year, and are optimistic for a further ease in the Fed's monetary policy should a budget accord emphasizing fiscal restraint be reached in Washington.

    BlackRock Financial Management, Inc. is completing its first year as part of PNC Bank Corporation, becoming an essential part of PNC's Asset Management Group by taking a leadership role in their fixed income management operations. We have witnessed consistent growth of our assets under management, which now stand at approximately $34 billion, as both retail and institutional fixed income investors continue to recognize the value of our risk management capabilities and long term investment philosophy.

    We look forward to maintaining your respect and confidence and to serving your financial needs in the coming year.


Sincerely,




Laurence D. Fink                        Ralph L. Schlosstein
Chairman                                President

                                                                January 31, 1996


Dear Shareholder:

    We are pleased to present the annual report for The BlackRock Strategic Term Trust Inc. (NYSE symbol: "BGT") for the year ended December 31, 1995. The past year has been an exciting and challenging time to be participating in the fixed income markets, and we would like to take this opportunity to review the Trust's strong performance from both a stock price and net asset value (NAV) perspective, as well as to discuss the opportunities available to the Trust in the current lower interest rate environment.

    The Trust is a diversified, closed-end bond fund whose investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share (an amount equal to the Trust's initial public offering price) to investors on or about December 31, 2002, while providing high current income. The Trust seeks to meet this objective through investments in a broad array of fixed income products including agency mortgage-backed securities (Fannie Mae, Freddie Mac or Ginnie Mae), U.S. Treasury and agency securities, asset-backed securities and investment grade corporate debt securities.

    The table below summarizes the performance of the Trust's stock price and net asset value (the market value of its portfolio holdings per share) over the fiscal year:

                          ------------------------------------------------------
                            12/31/95  12/31/94   Change    High        Low
--------------------------------------------------------------------------------
Stock Price                  $7.625    $7.125     7.02%    $8.125     $7.125
--------------------------------------------------------------------------------
Net Asset Value (NAV)        $9.32     $8.12     14.78%    $9.32      $8.09
--------------------------------------------------------------------------------
Premium/(Discount) to NAV   (18.19%)  (12.25%)   (5.94%)   (8.19%)   (19.18%)
--------------------------------------------------------------------------------

The Fixed Income Markets

    The dramatic rally in the fixed income markets, which caused interest rates to fall and prices of fixed income securities to rise since late 1994 has changed the market landscape for fixed income investors. A deceleration in economic growth from the torrid pace of 1994 as well as continued signs of subdued inflation led to a substantial decrease in interest rates across the Treasury yield curve. At the end of December, the yield of the Treasury 30-year bond fell below 6.00% for the first time since October 1993, closing the year at 5.95%, while the yield of the 10-year Treasury fell approximately 2.25% to end 1995 at 5.57%.

    The Federal Reserve reversed its policy of "tight" monetary control for the first time in almost two years by lowering the Fed funds target rate by 25 basis points (0.25%) on July 7, in response to economic reports expressing moderate but sustainable economic growth in the first half of the year. During July and early August, the bond market rally temporarily halted as stronger economic data dampened expectations for a follow-up reduction in short-term rates. However, as the fourth quarter began, the economy again showed signs of sluggish growth and interest rates returned to their 1995 lows in anticipation of another Fed ease by year end. Indeed, the Fed made two quarter-point reductions in the Fed funds rate on December 19 and January 31. These reductions could make the Trust's use of leverage more profitable, as the Treasury yield curve is expected to steepen, resulting in a wider differential (or "spread") between the Trust's borrowing costs and the rates at which the Trust can invest the borrowed funds.

    Market participants remain attentive to the politically-charged debate surrounding Federal budget proposals. Congressional and White House leaders have been unable to fashion a credible 7-year balanced budget agreement, and appear resigned to let the debate linger as we move into the election year. As such, fixed income investors are concerned about a potential credit downgrade or technical default on certain U.S. Treasury issues should policy-makers be unable to reach agreement on extending the Federal debt-ceiling until a budget accord is struck later in the year.

    BlackRock Financial Management is attuned to these continuing political issues, but we remain positive on the fixed income markets in early 1996 as moderate economic and inflationary data have set the stage for continued strong performance for fixed income securities.


The Trust's Portfolio and Investment Strategy

    BlackRock has been actively managing the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The chart below illustrates the Trust's portfolio compositions as of December 31, 1995 and December 31, 1994.


--------------------------------------------------------------------------------
                     The BlackRock Strategic Term Trust Inc.
--------------------------------------------------------------------------------

Composition                                 December 31, 1995  December 31, 1994
--------------------------------------------------------------------------------
Taxable Zero Coupon Bonds                          24%               27%
--------------------------------------------------------------------------------
Multiple Class Mortgage Pass-Throughs              22%                1%
--------------------------------------------------------------------------------
Mortgage Pass-Throughs                             18%               32%
--------------------------------------------------------------------------------
Adjustable Rate Mortgages                           9%                5%
--------------------------------------------------------------------------------
U.S. Government Securities                          7%                6%
--------------------------------------------------------------------------------
Stripped Mortgage-Backed Securities                 7%                1%
--------------------------------------------------------------------------------
Corporate Bonds                                     5%                -
--------------------------------------------------------------------------------
Municipal Zero Coupon Bonds                         2%                3%
--------------------------------------------------------------------------------
CMO Residuals                                       2%                4%
--------------------------------------------------------------------------------
Commercial Mortgage-Backed Securities               2%                1%
--------------------------------------------------------------------------------
Asset-Backed Securities                             1%                2%
--------------------------------------------------------------------------------
FNMA Project Loans                                  1%                1%
--------------------------------------------------------------------------------
Agency Multiple Class Mortgage Pass-Throughs         -               17%
--------------------------------------------------------------------------------


    The most significant shift in the Trust's portfolio over the fiscal year has been an increased exposure to the corporate debt sector and a corresponding decrease in allocations to mortgage pass-through securities. Since first obtaining the broadened investment authority from shareholders in May 1995 to purchase and hold investment grade corporate debt, the Trust has increased its holdings of these securities to 5% as of year end. The Trust may continue to increase its allocation to corporate debt securities upon opportunity, as these securities offer a higher degree of cash flow stability and call protection than mortgage securities, and could provide the Trust with a more stable income over time. BlackRock Financial Management remains confident in the Trust's ability to return $10 per share to shareholders at its slated termination date in 2002.

    We look forward to managing the Trust in the coming year to benefit from the opportunities available to investors in the fixed income markets as well as to maintain the Trust's ability to meet its investment objectives. We thank you for your investment in the BlackRock Strategic Term Trust Inc. and extend our continued commitment to addressing your questions and concerns. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have questions which were not addressed in this report.

Sincerely,





Robert S. Kapito                         Keith T. Anderson
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager
BlackRock Financial Management, Inc.      BlackRock Financial Management, Inc.




--------------------------------------------------------------------------------
                     The BlackRock Strategic Term Trust Inc.
--------------------------------------------------------------------------------

Symbol on New York Stock Exchange:                              BGT
--------------------------------------------------------------------------------
Initial Offering Date:                                     December 28, 1990
--------------------------------------------------------------------------------
Closing Stock Price as of 12/31/95:                            $7.625
--------------------------------------------------------------------------------
Net Asset Value as of 12/31/95:                                $9.32
--------------------------------------------------------------------------------
Yield on Closing Stock Price as of 12/31/95 ($7.625)1:         6.56%
--------------------------------------------------------------------------------
Current Monthly Distribution per Share2:                     $0.04167
--------------------------------------------------------------------------------
Current Annualized Distribution per Share2:                    $0.50
--------------------------------------------------------------------------------

------------
1Yield on Closing Stock Price is  calculated by dividing the current  annualized distribution per share by the closing stock price per share.
2Dividend not constant and is subject to change.

Left Col.

--------------------------------------------------------------------------------
The BlackRock Strategic Term Trust Inc.
Portfolio of Investments
December 31, 1995

--------------------------------------------------------------------------------
             Principal
 Ratings*     Amount                                                    Value
(unaudited)   (000)             Description                            (Note 1)
--------------------------------------------------------------------------------
                         LONG-TERM INVESTMENTS-146.8%
                         Mortgage Pass-Throughs-36.4%
                         Federal Home Loan Mortgage
                           Corporation,
             $19,079       6.50%, 03/01/24 ......................  $ 18,869,973
               1,017       7.50%, 11/01/10, 15 Year .............     1,046,248
                  26       7.50%, 02/01/17 ......................        26,155
              11,765       8.00%, 09/01/23 ......................    12,191,629
               2,394       9.00% 11/01/05, 15 Year ..............     2,529,456
                         Federal National Mortgage
                           Association,
               4,750       6.50%, Trust 1994-M1,
                             Class M1-B, 10/25/03,
                             Multifamily ........................     4,847,969
              20,000       7.00%, 01/01/99, 7 Year ..............    20,362,400
               6,017       7.25%, 01/01/23,
                             Project 797 ........................     6,255,186
              11,274       7.50%, 06/01/01, 7 Year ..............    11,538,184
               7,810       7.50%, 04/01/08, 15 Year .............     8,032,355
               3,287       8.00%, 08/01/17 ......................     3,403,811
               4,128       8.50%, 12/01/24 ......................     4,308,505
               3,719       10.50%, 06/01/04, 15 Year ............     3,927,944
                         Government National
                           Mortgage Association,
              21,821+      6.50%, 04/20/25-05/20/25,
                             1 Year CMT (ARM) ...................    22,271,670
              26,318++     7.00%, 10/20/24-11/20/24,
                             1 Year CMT (ARM) ...................    26,762,506
               1,797       7.00%, 10/15/22 ......................     1,818,388
              40,377       8.50%, 07/15/17 ......................    42,440,917
               3,686       9.00%, 10/15/17 ......................     3,904,747
                 242       10.00%, 02/15/16 .....................       266,026
                                                                   ------------
                                                                    194,804,069
                                                                   ------------

                         Multiple Class Mortgage
                           Pass-Throughs-39.4%
AAA            2,600     Aetna Commercial Mortgage
                           Trust, Series 1995-CS,
                           Class B, 01/25/26 ....................     2,604,875



Right Col.

--------------------------------------------------------------------------------
             Principal
 Ratings*     Amount                                                    Value
(unaudited)   (000)             Description                            (Note 1)
--------------------------------------------------------------------------------
                         Federal Home Loan Mortgage
                           Corporation, Multiclass
                           Mortgage Participation
                           Certificates,
             $26,133+      Series 1, Class 1-Z,
                             04/15/19 ...........................   $27,696,454
               4,652       Series 39, Class 39-J
                             03/25/24 (I) .......................       860,823
              22,040+      Series 90, Class 90-G,
                             10/15/20 ...........................    23,416,398
              14,144++     Series 1039, Class 1039-J,
                             02/15/21 ...........................    14,453,612
               5,000       Series 1295, Class 1295-JB,
                             03/15/07 ...........................     4,577,700
               1,500       Series 1321, Class 1321-E,
                             01/15/06 ...........................     1,531,905
                 148       Series 1403, Class 1403-MA,
                             12/15/21 (I) .......................     5,121,300
               1,883       Series 1488, Class 1488-F,
                             09/15/06 ...........................     1,864,283
               1,625       Series 1488, Class 1488-PF,
                             09/15/06 ...........................     1,675,408
               1,743       Series 1544, Class 1544-TM,
                             07/15/08 (ARM) .....................     1,730,355
               4,973       Series 1626, Class 1626-PV,
                             12/15/08 (I) .......................     1,089,288
               2,067       Series 1662, Class 1662-P,
                             11/15/07 (I) .......................       563,212
               1,908       Series 1704, Class 1704-S,
                             11/15/09 ...........................     1,682,301
               4,075       Series 1747, Class 1747-G,
                             02/15/21 ...........................     4,252,426

                           Federal National Mortgage
                             Association, REMIC Pass-
                             Through Certificates,
               2,005         Trust 1991-146, Class 146-S,
                               10/25/06 (ARM) ...................     1,996,605
              10,000++       Trust 1992-43, Class 43-E,
                               04/25/22 .........................    10,392,900
               4,335         Trust 1992-129, Class 129-G,
                               06/25/18 .........................     3,996,437


See Notes to Financial Statements.

(Left column)

--------------------------------------------------------------------------------
             Principal
 Ratings*     Amount                                                    Value
(unaudited)   (000)             Description                            (Note 1)
--------------------------------------------------------------------------------
                         Federal National
                           Mortgage Association,
                           REMIC Pass-through
                           Certificates,
             $ 2,000       Trust 1992-155, Class 155-SB,
                             12/25/06 (ARM) .....................  $  2,038,120
              35,550+      Trust 1992-156, Class 156-H,
                             04/25/06 ...........................    32,713,110
                  40       Trust 1992-210, Class 210-KB,
                             10/25/20 (I) .......................     2,101,308
               3,520       Trust 1993-G22, Class G22-SA,
                             09/25/09 (ARM) .....................     3,458,194
               4,532       Trust 1993-26, Class 26-PT,
                             12/25/17 Trust 93G .................     1,068,975
              34,933       Trust 1993-G35, Class G35-S,
                             01/25/22 (ARM) .....................     2,183,334
               9,800       Trust 1993-124, Class 124-D,
                             08/25/22 (P) .......................     8,158,500
                 536       Trust 1993-132, Class 132-CA,
                             10/25/22 (P) .......................       290,739
               7,202+      Trust 1993-170, Class 170-SA,
                             09/25/02 (ARM) .....................     6,812,295
               5,000       Trust 1993-245, Class 245-JA,
                             03/25/19 (I) .......................     1,060,156
               2,205       Trust 1994-40, Class 40-H,
                             10/25/20 ...........................     2,190,623
               3,594       Trust 1994-42, Class 42-SO,
                             03/25/23 (ARM) .....................       492,445
              24,473++     Trust 1994-61, Class 61-DB,
                             03/25/24 ...........................    17,812,101
AAA              639     First Boston Securities
                           Mortgage Corporation
                           Series 1992-E, Class 2,
                             11/25/07 ...........................       550,982
BBB+           4,000     Federal Deposit Insurance
                           Corporation, Trust 1994-C1,
                           Class C1-llF, 9/25/25 ................     4,240,000
                         Paine Webber Mortgage
                           Acceptance Corp.,
A              2,000       Series 1995-M1 Class M1-C
                             01/15/02 ...........................     2,060,504
BBB            1,656       Series 1995-M1 Class M1-D
                             01/15/02 ...........................     1,665,588
A              2,290     Merrill Lynch Mtg Invs Co,
                           Trust 1995-1, Class C1,
                             05/25/13 ...........................     2,366,280
A              6,025     Resolution Trust Corp,
                           Series 1993-C3, Class C3-D
                             12/12/29 ...........................     6,031,390
A              4,500     Student Loan Markering
                           Assoc., Trust 1995-1 Class 1,
                             10/25/09 (ARM) .....................     4,500,000
                                                                   ------------
                                                                    211,300,926
                                                                   ------------



Right Col.


--------------------------------------------------------------------------------
             Principal
 Ratings*     Amount                                                    Value
(unaudited)   (000)             Description                            (Note 1)
--------------------------------------------------------------------------------
                         Collateralized Mortagage
                           Obilgatlon Residuals**-3.1%
AAA          $ 1,400     American Housing Trust 8,
                           Senior Mortgage Pass-
                           Through Certificates, Series 8,
                           Class R (REMIC)
                             01/25/21 # .........................  $  1,695,190
                         Federal Home Loan Mortgage
                           Corporation, REMIC
                           Multi-class Mortgage
                           Participation Certificates,
                 616       Series 87, Class 87-R,
                             11/15/20 ...........................       310,878
                   3       Series 88, Class 88-R,
                             10/15/20 ...........................       368,498
                  10       Series 1016, Class 1016-R,
                             11/15/20 ...........................       106,000
                 100       Series 1033, Class 1033-R,
                             01/15/06 ...........................     1,025,000
               1,692       Series 1060, Class 1060-R,
                             03/15/21 ...........................     1,300,000
                   2       Series 1060, Class 1060-RS,
                             03/15/21 ...........................         1,000
               1,587       Series 1064, Class 1064-R,
                             04/15/21 ...........................     1,200,000
                   2       Series 1064, Class 1064-RS,
                             04/15/21 ...........................         1,000
                   2       Series 1068, Class 1068-R,
                             04/15/21 ...........................     1,750,000
                   2       Series 1068, Class 1068-RS,
                             04/15/21 ...........................         1,000
                   2       Series 1073, Class 1073-R,
                             05/15/21 ...........................     1,200,000
                   2       Series 1073, Class 1073-RS,
                             05/15/21 ...........................         1,000
                   2       Series 1075, Class 1075-R,
                             05/15/21 ...........................     1,800,000
                 100       Series 1102, Class 1102-R,
                             06/15/21 ...........................       910,000

                         Federal National Mortgage
                           Association, Guaranteed
                           REMIC Pass-Through
                           Certficates,
                  10       Trust 1989-64, Class 64-R,
                             10/25/19 ...........................       816,056
                   1       Trust 1991-9, Class 9-R,
                             02/25/06 ...........................       825,000
                   1       Trust 1991 -9, Class 9-RL,
                             02/25/06 ...........................         1,000
                   2       Trust 1991-48, Class 48-R,
                             05/25/06 ...........................     2,500,000
                   3       Trust 1991-48, Class 48-RL,
                             05/25/06 ...........................         1,000

See Notes to Financial Statements.

(Left Column)

--------------------------------------------------------------------------------
             Principal
 Ratings*     Amount                                                    Value
(unaudited)   (000)             Description                            (Note 1)
--------------------------------------------------------------------------------
                         Federal National Mortgage
                           Association, Guaranteed
                           REMIC Pass-Through
                           Certficates,
            $     25       Trust 1991-50, Class 50-R,
                             05/25/06 ...........................   $   681,884
AAA            1,096     Ryland Acceptance Corp,
                           Collateralized Mortgage
                           Obligation Series 1983-R,
                           Class R, 10/01/18# ...................       175,000
AAA               12     Shearson Lehman Collateralized
                           Mortgage Obligation,
                           Series U, Class U-6
                             12/27/18# ..........................       223,033
                                                                   ------------
                                                                     16,892,539
                                                                   ------------
                         Taxable Zero Coupon
                           Bonds-39.4%
                         Financing Corp (FICO Strips),
               6,339       02/08/02 .............................     4,493,780
              18,000+      03/07/02 .............................    12,744,720
               6,754       03/26/02 .............................     4,752,114
              12,950+      04/06/02 .............................     9,116,800
               3,667       05/02/02 .............................     2,571,117
               9,425       06/27/02 .............................     6,576,859
               5,311       08/08/02 .............................     3,658,004
               5,400       09/07/02 .............................     3,716,820
               4,472       09/26/02 .............................     3,057,014
               2,992       10/06/02 .............................     2,036,744
               3,667       11/O2/02 .............................     2,486,006
               4,535       11/11/02 .............................     3,082,303
               3,616       12/06/02 .............................     2,448,104
              29,300       12/27/02 .............................    19,771,640
               6,848       02/03/03 .............................     4,553,342
               6,311       02/08/03 .............................     4,183,452
              10,117       03/07/03 .............................     6,698,567
              11,647       04/05/03 .............................     7,663,726
               9,632       05/02/03 .............................     6,283,820
               2,500       06/06/03 .............................     1,629,000
               5,000       06/27/03 .............................     3,247,050
               5,311       08/08/03 .............................     3,405,148
               7,545       11/02/03 .............................     4,764,668
               3,214       12/06/03 .............................     2,027,616
               4,100       03/26/04 .............................     2,525,026
               7,545       11/02/06 .............................     3,893,899
                         Aid to Israel,
               2,932       02/15/02 .............................     2,037,605
               2,932       08/15/02 .............................     2,021,959




Right Col.



--------------------------------------------------------------------------------
             Principal
 Ratings*     Amount                                                    Value
(unaudited)   (000)             Description                            (Note 1)
--------------------------------------------------------------------------------
                         Government Trust Certificates,
            $  5,880       11/15/01 .............................  $  4,253,298
              15,350       05/15/02 .............................    10,794,274
              25,000       11/15/02 .............................    17,003,750
                         Certificates on Government
                           Receipts,
               7,505       05/15/03, Series 1 ...................     4,961,405
               7,600       05/15/03, Series 2 ...................     5,024,208
              15,425     Tennessee Valley Authority,
                           04/15/02 .............................    10,574,393
                         U.S. Treasury Strip,
              33,000++     08/15/02 .............................    23,050,170
                 280       05/15/04 .............................       175,658
                                                                   ------------
                                                                    211,284,059
                                                                   ------------
                         United Sates Government
                           Securities-6.1%
                         United States Treasury Notes,
               2,000       5.50%, 12/31/00 ......................     2,010,320
               7,400+      6.375%, 08/15/02 .....................     7,759,566
              10,700+      7.25% 08/15/04 .......................    11,898,721
               3,000       6.50% 08/15/05 .......................     3,195,930
                         United States Treasury Bonds,
               3,525       7.625%, 02/15/25 .....................     4,310,405
               3,000++     6.875%, 08/15/25 .....................     3,383,430
                                                                   ------------
                                                                     32,558,372
                                                                   ------------
                         Stripped Mortgage-Backed
                           Securities-9.6%
AAA@           4,365     Collateralized Mortgage
                           Obligation Trust 26,
                           Class A, 04/23/17 (P/O) ..............     3,338,960
                         Federal National Mortgage
                           Association, REMIC
                           Pass-Through Certificates,
               4,569       Trust 11, Class 2,
                             02/01/17 (I/O) .....................     1,100,877
              15,361       Trust 19, Class 2,
                             06/01/17 (I/O) .....................     3,936,210
              10,769       Trust 22, Class 2,
                             11/01/16 (I/O) .....................     2,883,977
               9,052       Trust 63, Class 2,
                             06/01/18 (I/O) .....................     2,313,931
               1,884       Trust 225, Class I,
                             02/01/23 (P/O) .....................     1,505,189
                  77       Trust 1991-79, Class 79-B,
                             07/25/98 (P/O) .....................        67,158
               4,089       Trust 1992-82, Class 82-IO,
                             05/25/22 (I/O) .....................       828,113
                  52       Trust 1992-156, Class 156-HA,
                             04/25/06 (I/O) .....................     1,378,000
               2,227       Trust 1993-17, Class 17-N,
                             10/25/22 (I/O) .....................       460,370

See Notes to Financial Statements.

(Left Column)

--------------------------------------------------------------------------------
             Principal
 Ratings*     Amount                                                    Value
(unaudited)   (000)             Description                            (Note 1)
--------------------------------------------------------------------------------
                         Federal National Mortgage
                           Association, REMIC Pass-
                           Through Certificates,
            $  3,624       Trust 1993-23, Class 23-PN,
                             04/25/02 (I/O) .....................  $  1,453,094
               2,617       Trust 1993-92, Class 92- G,
                             05/25/23 (P/O) .....................     1,424,462
               2,077       Trust 1993-G35, Class G35-N,
                             11/25/23 (P/O) .....................       887,961
                 550       Trust 1994-54, Class 54-B,
                             11/25/23 (P/O) .....................       297,728
               8,566       Trust 1994-87, Class 87-CL E,
                             03/25/09 (P/O) .....................     6,868,726
                         Federal Home Loan Mortgage
                           Corporation, Multiclass
                           Mortgage Participation
                           Certificates:
                 153       Series G2, Class M
                             07/25/18 (I/O) .....................     3,232,458
                 161++     Series 1262, Class 1262-J,
                             03/15/22 (I/O) .....................     7,302,960
                  23       Series 1375, Class 1375-H,
                             12/15/05 (I/O) .....................       376,165
                 254       Series 1443, Class 1443-J,
                             12/15/22 (I/O) .....................     4,452,000
               2,269       Series 1597, Class 1597-H,
                             07/15/23 (P/O) .....................     1,225,477
               4,298       Series 1662, Class 1662-PO,
                             11/15/09 (P/O) .....................     3,216,988
AAA            3,250     Prudential Bache Commercial
                           Mortgage Obligation
                           Trust 10, Class H
                             04/01/19 (P/O) .....................     2,449,688
AAA            1,351     Salomon Brothers Mortgage
                           Securities, Series 873,
                           Class B, 10/23/17 (I/O) ..............       446,635
                                                                   ------------
                                                                     51,447,127
                                                                   ------------

                         Asset-Backed Securities-2.5%
AAA            2,889     Fleetwood Credit Corp.,
                           Series 1991, Class A,
                           8.75%, 03/15/06 ......................     2,948,172
AAA            5,000     Prime Credit Card Master
                           Trust, Series 1995-1, Class A,
                           6.75%, 11/15/05 ......................     5,216,406
AAA            5,000     Sears Credit Account Master
                           Trust 11, Series 1995-5,
                           Class A, 6.050%, 01/15/08 ............     5,032,813
                                                                   ------------
                                                                     13,197,391
                                                                   ------------





Right Col.



--------------------------------------------------------------------------------
             Principal
 Ratings*     Amount                                                    Value
(unaudited)   (000)             Description                            (Note 1)
--------------------------------------------------------------------------------
                         Municipal Bond-3.4%
                         Los Angeles County California,
                           Pension, Series A,
AAA         $  1,750           8.30%, 06/30/02 ..................  $  1,950,375
BBB+           6,250             7.60%, 06/30/98 ................     6,450,313
                         Los Angeles County California,
                              Pension, Series D,
AAA            5,000             6.54%, 06/30/02 ................     5,106,550
AAA            1,000     Kern County California,
                            Pensions, 6.39%, 08/15/02 ...........     1,011,920
AAA            3,510     Long Beach California
                            Pensions, 6.56%, 09/01/02 ...........     3,578,480
                                                                   ------------
                                                                     18,097,638
                                                                   ------------
                         Corporate Bonds-6.9%
                         Banking & Finance-5.4%
BBB+           4,960     Ahmanson H F Co,
                           8.25%, 10/01/02 ......................     5,518,734
BBB+           1,700     Amsouth Bancorporation,
                            6.75%, 11/01/25 .....................     1,794,860
AA-              850     Metropolitan Life Insurance
                            Co, 7.00%, 11/01/05 .................       872,678
BBB+           2,190     Paine Webber Group Inc.,
                             7.875%, 02/15/03 ...................     2,334,430
                         Smith Barney Holdings Inc.,
A3             3,000         6.625%, 06/01/00 ...................     3,081,690
A-             4,500         7.98%, 03/01/00 ....................     4,824,405
A-             1,500         7.00%, 05/15/00 ....................     1,558,590
A-             8,500     Transamerica Finance
                           Corporation, 6.75%,
                           06/01/00 .............................     8,767,790
                                                                   ------------
                                                                     28,753,177
                                                                   ------------

                         Utility-1.0%
BBB            5,000     Columbia Gas Systems Inc
                           6.61%, 11/28/02 ......................     5,090,550

                         Industrial-0.5%
BBB-           2,700     Royal Caribbean Cruises
                           7.125%, 09/18/02 .....................     2,748,927
                                                                   ------------
                         Total Long-Term
                           Investments-146.8%
                           (cost $764,454,682) ..................   786,174,775
                                                                   ------------
                         Short-Term Investment-0.2%
                         Discount Note(a)-0.2%
               1,320     Federal Home Loan Banks,
                           5.75%, 01/02/96
                           (cost $1,319,789) ....................     1,319,789
                                                                   ------------
                  Total Investments  before
                    securities sold short-147.0%
                    (Cost $765,774,471) .........................   787,494,564
                                                                   ------------

See Notes to Financial Statements.

Left Col.




--------------------------------------------------------------------------------
 Principal
  Amount                                                                 Value
  (000)                    Description                                 (Note 1)
--------------------------------------------------------------------------------
             Security Sold Short-(14.0%)
 $62,500     U.S. Treasury Bond
               (proceeds $57,857,422) .........................    $(75,126,875)
                                                                   ------------
          Total Investments net of
               short sales-133.0%
               (Cost $707,917,049) ............................     712,367,689
             Liabilities in excess of cash and
               other assets-(33.0%) ...........................    (176,626,621)
                                                                   ------------
            NET ASSETS - 100% .................................    $535,741,068
                                                                   ============

Right Col.

-------------

  * Using the higher of Standard & Poor's or Moody's rating.
 ** Illiquid securities representing 2.1% of portfolio assets. See Note 3.
  # Private placement restricted as to resale. See Note 3.
  + Partial  principal  amount  pledged as  collateral  for  reverse  repurchase agreements. See Note 4.
 ++ Entire  principal  amount  pledged  as  collateral  for  reverse  repurchase agreements. See Note 4.
  @ Amount pledged as collateral for Financial Futures.
(a) Security was purchased on a discount basis, the interest rate shown has been adjusted to reflect a money market equivalent yield.



--------------------------------------------------------------------------------
                        Key to Abbreviations
         ARM      -Adjustable Rate Mortgage
         CMO      -Collateralized Mortgage Obligation
         CMT      -Constant Maturity Treasury
         I        -Denotes a CMO with Interest Only Characteristics
         I/O      -Interest Only Class
         P        -Denotes a CMO with Principal Only Characteristics
         P/O      -Principal Only Class
         REMIC    -Real Estate Mortgage Investment Conduit
--------------------------------------------------------------------------------


See Notes to Financial Statements.

Left Col.

--------------------------------------------------------------------------------
The BlackRock Strategic Term Trust Inc.
Statement of Assets and Liabilities
December 31, 1995
--------------------------------------------------------------------------------

Assets
Investments, at value
  (cost $765,774,471) (Note 1) .................................   $787,494,564
Cash ...........................................................          5,410
Deposit with brokers as collateral for
  investments sold short (Note 1) ..............................     75,156,250
Interest receivable ............................................      5,279,522
Due from broker-variation margin ...............................        309,369
Receivable for investments sold ................................         14,182
Deferred organization expenses and other
  assets (Note 1) ..............................................             97
                                                                   ------------
                                                                    868,259,394
                                                                   ------------
Liabilities
Reverse repurchase agreement (Note 4) ..........................    232,395,750
Investment sold short, at value
  (proceeds $57,857,422) (Note 1) ..............................     75,126,875
Payable for investments purchased ..............................     22,377,464
Interest payable ...............................................      2,081,197
Advisory fee payable (Note 2) ..................................        163,116
Administration fee payable (Note 2) ............................         83,219
Other accrued expenses and liabilities                                  290,705
                                                                   ------------
                                                                    332,518,326
                                                                   ------------
Net Assets .....................................................   $535,741,068
                                                                   ============
Net assets were comprised of:
  Common stock, at par (Note 5) ................................   $    575,106
  Paid-in capital in excess of par .............................    535,942,670
                                                                   ------------
                                                                    536,517,776
  Undistributed net investment income ..........................      3,447,389
  Accumulated net realized losses ..............................    (10,106,837)
  Net unrealized depreciation ..................................      5,882,740
                                                                   ------------
  Net assets, December 31, 1995 ................................   $535,741,068
                                                                   ============
Net asset value per share:
              .
($535,741,068 - 57,510,639 shares of
              .
common stock issued and outstanding) ...........................          $9.32
                                                                          =====


Right Col.

--------------------------------------------------------------------------------
The BlackRock Strategic Term Trust Inc.
Statement of Operations
Year Ended December 31, 1995
--------------------------------------------------------------------------------

Net Investment Income
Income
  Interest (including net accretion of discount
    of $4,080,847 and net of interest expense
    of $19,658,278) ..............................................  $39,719,486
                                                                    -----------
Expenses
  Investment advisory ............................................    2,202,830
  Administration .................................................      610,768
  Reports to shareholders ........................................      346,790
  Custodian ......................................................      285,417
  Transfer agent .................................................      131,759
  Directors ......................................................       77,862
  Audit ..........................................................       69,662
  Registration ...................................................       48,613
  Legal ..........................................................       16,957
  Miscellaneous ..................................................      131,705
                                                                    -----------
        Total expenses ...........................................    3,922,363
                                                                    -----------
Net investment income ............................................   35,797,123
                                                                    -----------

Realized and Unrealized Gain (Loss) on
  Investments (Note 3)
Net Realized gain (loss) on:
  Investments ....................................................    6,251,082
  Short Sales ....................................................   (6,949,655)
  Futures ........................................................    1,512,893
                                                                    -----------
                                                                        814,320
                                                                    -----------
Change in net unrealized depreciation on:
  Investments ....................................................   77,095,103
  Short Sales ....................................................  (14,199,391)
  Futures ........................................................    1,458,684
                                                                    -----------
                                                                     64,354,396
                                                                    -----------
Net gain on investments ..........................................   65,168,716
                                                                    -----------

Net Increase in Net Assets Resulting
  from Operations ................................................ $100,965,839
                                                                   ============


See Notes to Financial Statements.

Left Col.

--------------------------------------------------------------------------------
The BlackRock Strategic Term Trust Inc.
Statement of Cash Flows
December 31, 1995
--------------------------------------------------------------------------------

Increase (Decrease) in Cash
Cash Flows used for operating activities:
  Interest received (excluding net discount
    amortization of $4,080,847) ..............................  $    54,342,544
  Operating expenses paid ....................................       (4,368,107)
  Interest expenses paid .....................................      (19,454,210)
  Proceeds from disposition of short-term
    portfolio investments, net ...............................         (564,789)
  Variation margin on futures ................................        2,709,389
  Purchase of long term portfolio investments ................   (1,019,396,749)
  Proceeds from disposition of long-term
    portfolio investments ....................................      970,905,887
                                                                ---------------
  Net cash flows used for operating
    activities ...............................................      (15,826,035)
                                                                ---------------

Cash flows provided by financing activities:
  Net proceeds from issuance of reverse
    repurchase agreements ....................................       47,724,037
  Cash dividends paid ........................................      (32,349,734)
                                                                ---------------
  Net cash flows provided by financing
   activities ................................................       15,374,303
                                                                ---------------
Net decrease in cash .........................................         (451,732)
Cash at beginning of period ..................................          457,142
                                                                ---------------
Cash at end of period ........................................  $         5,410
                                                                ===============

Reconciliation of Net Increase in Net Assets
  Resulting from Operations to Net Cash
  Flows Used for Operating Activities

Net increase in net assets resulting
    from operations ..........................................     $100,965,839
                                                                ---------------
Increase in investments ......................................      (47,277,002)
Net realized gain ............................................         (814,320)
Decrease in unrealized depreciation ..........................      (64,354,396)
Decrease in receivable for investments sold ..................       13,403,247
Increase in receivable for variation margin ..................         (262,185)
Increase in interest receivable ..............................         (954,373)
Decrease in other assets .....................................          124,391
Decrease in payable for investments purchased ................       (6,107,291)
Decrease in payable for dollar rolls .........................      (11,622,894)
Decrease in deposits with brokers
  for short sales ............................................       21,843,750
Decrease in payable for securities sold short ................      (20,529,125)
Increase in interest payable .................................          204,068
Increase in accrued expenses and
  other liabilities ..........................................         (445,744)
                                                                ---------------
      Total adjustments ......................................     (116,791,874)
                                                                ---------------
Net cash flows used for operating activities .................  $   (15,826,035)
                                                                ===============



Right Col.

--------------------------------------------------------------------------------
The BlackRock Strategic Term Trust Inc.
Statements of Changes
in Net Assets
--------------------------------------------------------------------------------

                                                  For the Year     For the Year
                                                     ended            ended
                                                  December 31,     December 31,
                                                     1995             1994
                                                  ------------     ------------
Increase (Decrease) in
  Net Assets
Operations:
  Net investment income .......................   $ 35,797,123     $ 26,212,175
                                                  ------------     ------------
  Net realized gain on
    investments, short sales
    and futures ...............................        814,320        7,758,771

  Net change in (net)
    unrealized appreciation
    (depreciation) on
    investments, short sales
    and futures ...............................     64,354,396      (69,246,889)

  Net increase (decrease) in
    net assets resulting from
    operations ................................    100,965,839      (35,275,943)

Dividends and distributions:
  Dividends from net
    investment income .........................    (32,349,734)     (27,981,892)
  Distribution in excess of net
    investment income .........................          -           (8,082,454)
        Total increase
         (decrease) ...........................     68,616,105      (71,340,289)

Net Assets
Beginning of year .............................    467,124,963      538,465,252
End of year ...................................   $535,741,068      $467,124,963
                                                  ============      ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
The BlackRock Strategic Term Trust Inc.
Financial Highlights
--------------------------------------------------------------------------------


                                                                                                                      December 28,
                                                                                                          One Month     1990**
                                                                     Year Ended December 31,               Ended        through
                                                            -----------------------------------------    December 31, November 30,
                                                             1995        1994        1993       1992        1991        1991
                                                            ------      ------      ------     ------      ------      ------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ....................   $ 8.12      $ 9.36      $ 9.76     $10.13      $ 9.94      $ 9.40
                                                            ------      ------      ------     ------      ------      ------
  Net investment income (net interest expense of
    $.34, $.19, $.12, $.17, $.02 and $.07, respectively).      .62         .46         .82        .82         .09         .98
  Net realized and unrealized gain (loss) on
    investments .........................................     1.14       (1.07)       (.39)      (.29)        .26         .39
                                                            ------      ------      ------     ------      ------      ------
Net increase (decrease) from investment operations ......     1.76        (.61)        .43        .53         .35        1.37
  Dividends from net investment income ..................     (.56)       (.49)       (.83)      (.90)       (.16)       (.81)
  Distribution in excess of net investment income .......       -         (.14)         -          -           -           -
  Capital charge with respect of issuance of shares .....       -           -           -          -           -         (.02)
                                                            ------      ------      ------     ------      ------      ------
Net asset value, end of period* .........................   $ 9.32      $ 8.12      $ 9.36     $ 9.76      $10.13      $ 9.94#
                                                            ======      ======      ======     ======      ======      ======
Market value, end of period* ............................   $ 7.63      $ 7.13      $ 9.75     $ 9.88      $10.63      $10.38@
                                                            ======      ======      ======     ======      ======      ======
TOTAL INVESTMENT RETURN+: ...............................   14.68%     (20.28%)      7.24%      1.29%       3.96%      19.30%

RATIOS TO AVERAGE NET ASSETS:
Operating Expenses*** ...................................     .78%        .98%        .93%       .89%       1.35%++      .92%++
Net Investment Income ...................................    7.13%       5.32%       8.40%      8.32%      11.06%++    11.14%++
SUPPLEMENTAL DATA:
Average net assets (000) ................................ $501,869    $491,747    $560,543   $568,959    $575,792    $548,431
Portfolio turnover rate .................................     135%        133%         94%        18%          0%        199%
Net assets, end of period (000) ......................... $535,741    $467,125    $538,465   $561,407    $582,514    $571,615
Reverse repurchase agreements outstanding,
  end of period (000) ................................... $232,396    $184,672    $175,569   $249,768    $269,867    $273,788
Asset coverage+++........................................ $  3,305    $  3,529    $  4,067   $  3,248    $  3,159    $  3,088

-----------
  * NAV and market value published in The Wall Street Journal each Monday.
 ** Commencement of investment operations.
*** The ratios of operating  expenses,  including excise tax, if applicable,  to average net assets, were 0.78%, 0.98%, 0.93%, 0.92%, 1.38% and 0.92% for the periods indicated above, respectively.
  # Net asset value  immediately  after the closing of the first public offering was $9.38.
  + Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return for periods of less than one full year are not annualized.
 ++ Annualized.
+++ Per $1,000 of reverse repurchase agreements outstanding.


The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.



See Notes to Financial Statements.

--------------------------------------------------------------------------------
The BlackRock Strategic Term Trust Inc.
Notes to Financial Statements
--------------------------------------------------------------------------------

Left Col.

Note 1. Accounting
Policies

The BlackRock Strategic Term Trust Inc., (the "Trust") a Maryland corporation, is a diversified, closed-end management investment company. The investment objective of the Trust is to manage a portfolio of investment grade fixed income securities that will return at least $10 per share to investors on or about December 31, 2002, while providing high monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

  The following is a summary of significant  accounting policies followed by the
Trust:

Securities Valuation: The Trust values mortgage-backed, asset-backed, municipal and other debt securities on the basis of current market quotations provided by dealers or pricing services, approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair market value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

  Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.





Right Col.


  In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase agreement, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

Option Selling/Purchasing: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period that the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

Left Col.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of "five" would imply that the price would move approximately five percent in relation to a one percent change in interest rates. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively hedge more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

  The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

Securities Lending: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned, that may occur during the term of the loan will be for the account of the Trust. The Trust did not engage in securities lending during the year ended December 31, 1995.

Short Sales: The Trust may make short sales of securities as a method of hedging potential price declines in similar



Right Col.

securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

Securities Transactions and Investment Income: Security transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis, and the Trust accretes discount and amortizes premium on securities purchased using the interest method.

Taxes: It is the Trust's intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no federal tax provision is required. As part of the tax planning strategy the Trust may retain a portion of its taxable income and pay an excise tax on the undistributed amount.

Dividends and Distributions: The Trust declares and pays dividends and distributions monthly first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards, may be distributed annually. Dividends and distributions are recorded on the ex-dividend date.

Deferred Organization Expenses: A total of $67,520 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced operations.


Note 2. Agreements

The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc., (the "Adviser") and an Administration Agreement with Dean Witter InterCapital Inc. ("DWI").

  The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.45% from January 1, 1995 through December 31, 1998 and 0.30% from January 1, 1999 to the termination or liquidation of the Trust. The administration fee paid to DWI is also computed weekly and payable monthly at an annual rate of 0.125% from January 1, 1995 through December 31, 1998 and 0.10% from January 1, 1999 to the termination of the Trust.

  Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. DWI pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

  On February 28, 1995, the Adviser was acquired by PNC Bank, N.A. Following the acquisition, the Adviser has become a wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management business.


Note 3. Portfolio
Securities

Purchases and sales of investment securities, other than short-term invest-ments and dollar rolls, for the year ended December 31, 1995 aggregated $995,541,845 and $960,582,906 respectively.

  The Trust may invest up to 60% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At December 31, 1995, the Trust held 2.1% of its portfolio assets in illiquid securities including 0.3% of its portfolio assets in securities restricted as to resale.

  The federal income tax basis of the Trust's investments at December 31, 1995 was substantially the same as the basis for financial reporting, and, accordingly, net unrealized appreciation for federal income tax purposes was $5,882,740 (gross unrealized appreciation-$51,819,433; gross unrealized depreciation-$45,936,693).

  For federal income tax purposes the Trust has a capital loss carryforward of $8,674,737 which expires in 2002.

  During the year ended December 31, 1995, the Trust entered into financial futures contracts. Details of open contracts at December 31, 1995 are as follows:



Right Col.

                                    Value at        Value at
Number of              Expiration    Trade       Dec. 31, 1995      Unrealized
Contracts     Type        Date        Date          1995           Appreciation
---------     ----     ----------  ---------     -------------     ------------
              Long
            positions:
              30 Yr.     March
900          T-Bond      1996     $107,889,775    $109,321,875      $1,432,100
                                                                    ----------

Note 4. Borrowings

Reverse Repurchase Agreements: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's board of directors. Interest on the value of the reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender the value of which at least equals the principal amount of the reverse repurchase transaction, including accrued interest.

  The average monthly balance of reverse repurchase agreements outstanding during the year ended December 31, 1995 was $223,629,254 at a weighted average interest rate of approximately 5.72%. The maximum amount of repurchase agreements outstanding at any month-end during the year was $240,625,000 as of December 31, 1995 which was 24.55% of total assets. The amount of reverse repurchase agreements outstanding at December 31, 1995 was $232,395,750, which was 25.76% of total assets.

Dollar Rolls: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and the lower repurchase price at the future date.

  The average monthly balance of dollar rolls outstanding during the year ended December 31, 1995 was approximately $15,590,049. The maximum amount of dollar rolls outstanding at any month end during the period was $20,362,400 as of December 31, 1995 which was 2.26% of total assets.


Note 5. Capital

There are 200
million shares of $.01 par value common stock authorized. Of the 57,510,639 shares outstanding at December 31, 1995 the adviser owned 10,639 shares.

Note 6.
Dividends
and Distributions

Subsequent to December 31, 1995, the Board of Directors of the Trust declared dividends from undistributed earnings of $.04167 per share payable January 31, 1996 and February 29, 1996 to shareholders of record on January 16, 1996 and February 15, 1996, respectively.




Note 7. Quarterly Data
(Unaudited)


-----------------------------------------------------------------------------------------------------------------------------------
                                                  Net realized and
                                                     unrealized
                                                   gains (losses)        Net increase
                                                  on investments,        (decrease)
                                                   short sales,        in net assets        Dividends                      Period
                                 Net investment     futures and         resulting from          and                          and
                                     income           options             operations       distributions                      net
Quarterly            Total                 Per                Per                 Per                Per     Share price    asset
period               Income      Amount   share    Amount    share     Amount    share    Amount    share   High     Low    value
------             ----------  ---------- ----- ------------ -----   ----------  -----   ---------- -----  ------  ------- -------

January 1, 1994
 to March 31,
 1994 ..........  $ 7,559,790  $ 6,303,137 $ .11 $(36,882,912) $(.64) $(30,579,775) $(.53) $ 7,308,452 $.13 $93/4   $8      $8.68
April 1, 1994
 to June 30,
 1994 ..........    8,055,506    6,819,246   .12  (11,925,912)  (.21)   (5,106,666)  (.09)  10,063,787  .17  85/8    73/4    8.44
July 1, 1994
to September 30,
 1994 ..........   14,945,849    6,719,851   .12   (4,901,424)  (.08)    1,818,427    .04    9,705,495  .17  81/8    71/8    8.30
October 1, 1994
 to December 31,
 1994 ..........      491,880    6,369,941   .11   (7,777,870)  (.14)   (1,407,929)  (.03)   8,986,612  .16  73/8    65/8    8.12
January 1, 1995
 to March 31,
 1995 ..........   11,217,003    0,207,637   .18   25,752,043    .45    35,959,680    .63    8,985,462  .15  75/8    71/8    8.46
April 1, 1995
 to June 30,
 1995 ..........    9,182,551    8,009,072   .14   18,586,436    .33    26,595,508    .47    8,985,462  .15  81/8    79/16   8.90
July 1, 1995
 to September 30,
 1995 ..........    9,683,299    8,804,290   .15     (442,396)  (.01)    8,361,894    .14    7,189,405  .13  73/4    71/4    8.92
October 1, 1995
 to December 31,
 1994 ..........    9,636,633    8,776,124   .15   21,272,633    .37    30,048,757    .52    7,189,405  .13  77/8    71/2    9.32
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------


The Shareholders and Board of Directors of
The BlackRock Strategic Term Trust Inc.:

We have audited the accompanying statement of assets and liabilities of The BlackRock Strategic Term Trust Inc. including the portfolio of investments, as of December 31, 1995, and the related statements of operations and of cash flows for the year then ended, the statement of changes in net assets for the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, the one month ended December 31, 1991 and for the period December 28, 1990 (commencement of investment operations) to November 30, 1991. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Strategic Term Trust Inc. as of December 31, 1995, and the results of its operations, its cash flow, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



Deloitte & Touche LLP

New York, New York
February 9, 1996

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------

    We wish to advise you as to the Federal Tax status of dividends and distributions paid by the Trust during its fiscal year ended December 31, 1995.

    During its fiscal year ended December 31, 1995, the Trust paid aggregate dividends and distributions totalling $0.5625 per share from net investment income. For federal income tax purposes, the aggregate of any dividends and short-term capital gains distributions you received are reportable in your 1995 federal income tax return as ordinary income. Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.

    For the purposes of preparing your 1995 federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which will be mailed to you in January 1995.


--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

  Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by Dean Witter Trust Company (the "Agent") in Trust Shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Custodian, as dividend disbursing agent.

  The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange, for the participants' accounts. The Trust will not issue shares under the Plan.

  Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

  The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust.

However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

  Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 576-3143 or BlackRock Financial Management at (800) 227-7BFM. The addresses are on the front of this report.


--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws, or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

The Trust's Investment Objective

The Trust's investment objective is to manage a portfolio of investment grade fixed income securities that will return at least $10 per share (the initial public offering price per share) to investors on or shortly before December 31, 2002 while providing high monthly income.

Who Manages the Trust?

BlackRock Financial Management, Inc. (BlackRock or the Adviser) is the investment adviser for the Trust. BlackRock is a registered investment adviser specializing in fixed income securities. Currently, BlackRock manages approximately $34 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds traded either on the New York Stock Exchange or the American Stock Exchange, several open-end funds and separate accounts for more than 80 clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group, Inc. which is a division of PNC Bank, the nation's eleventh largest banking organization.

What Can the Trust Invest In?

The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities) and corporate debt securities.

What is the Adviser's Investment Strategy?

The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Trust will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2002. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In addition to seeking the return of the initial offering price, the Adviser also seeks to provide high monthly income to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 33-1/3% of total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. However, the Adviser will attempt to maintain a yield which is competitive with a comparable maturity Treasury at the same point in the yield curve (i.e. if the Trust has three years left until its maturity, the Adviser will attempt to maintain a yield at a spread over a 3-year Treasury). It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

How Are the Trust's Shares Purchased and Sold? Does the Trust Pay Dividends Regularly?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, Dean Witter Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

Leverage Considerations in a Term Trust

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 33-1/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

Special Considerations and Risk Factors Relevant to Term Trusts

The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

Return of Initial Investment. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

Dividend Considerations. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

Leverage. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

Market Price of Shares. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

Mortgage-Backed and Asset-Backed Securities. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

Corporate Debt Securities. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

Zero Coupon Securities. Such securities receive no cash flows prior to maturity, therefore interim price movements on these securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

Illiquid Securities. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

Non-U.S Securities. The Trust may invest less than 10% of its assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

Antitakeover Provisions. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------


Adjustable Rate Mortgage-
Backed Securities (ARMs):       Mortgage instruments with interest rates that adjust at periodic intervals at a fixed amount over the market levels of interest rates as reflected in specified indexes. ARMS are backed by mortgage loans secured by real property.

Asset-Backed Securities:        Securities backed by various types of receivables such as automobile and credit card receivables.

Closed-End Fund:                Investment vehicle which initially offers a fixed number of shares and trades on a stock exchange.
                                The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

Collateralized Mortgage
Obligations (CMOs):             Mortgage-backed securities which separate mortgage pools into short-, medium-, and long-term securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

Discount:                       When a fund's net asset value is greater than its stock price the fund is said to be trading at a discount.

Dividend:                       This is income generated by securities in a portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

Dividend Reinvestment:          Shareholders may elect to have all dividends and distributions of capital gains automatically reinvested into additional shares of the Trust.

FHA:                            Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC:                          Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of
                                FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA:                           Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of
                                FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA:                           Government National Mortgage Association, a U.S. government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payments of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

Government Securities:          Securities issued or guaranteed by the U.S. government, or one of its agencies or instrumentalities, such as GNMA (Government National Mortgage Association), FNMA (Federal National Mortgage
                                Association) and FHLMC (Federal Home Loan Mortgage Corporation).


Interest-Only Securities (I/O): Mortgage securities that receive only the interest  cash flows from an  underlying  pool of mortgage loans or underlying pass-through securities. Also known as a strip.

Market Price:                   Price per share of a security trading in the secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

Mortgage  Dollar Rolls:         A mortgage  dollar roll is a  transaction  in which the Trust sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar
                                (although not the same) securities on a specified future date. During the "roll" period, the Trust does not receive principal and interest payments on the securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

Mortgage Pass-Throughs:         Mortgage-backed securities issued by Fannie Mae, Freddie Mac or Ginnie Mae.

Multiple-Class Pass-Throughs:   Collateralized Mortgage Obligations.

Net Asset Value (NAV):          Net asset value is the total market value of all securities  and other  assets  held by the  Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day.
                                Net asset value for the Trust is calculated weekly and published in Barron's on Saturday and The New
                                York Times or The Wall Street Journal each Monday.

Principal-Only Securities(P/O): Mortgage securities that receive only the principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a strip.

Project Loans:                  Mortgages for multi-family, low- to middle-income housing.

Premium:                        When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC:                          A real estate mortgage  investment  conduit is a multiple-class  security backed by  mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, Fannie Mae
                                REMICs are formed as trusts and are backed by mortgage-backed securities.

Residuals:                      Securities issued in connection with collateralized mortgage obligations  that  generally  represent the excess cash flow from the mortgage assets underlying the CMO after payment of principal and interest on the other CMO securities and related administrative expenses.

Reverse Repurchase
  Agreements:                   In a reverse repurchase  agreement,  the Trust sells securities and agrees to repurchase them at a mutually agreed date and price. During this time, the Trust continues to receive the principal and interest payments from that security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

Stripped Mortgage-Backed
  Securities:                   Arrangements in which a pool of assets is separated into two classes that receive different proportions of the interest and principal distributions from underlying mortgage-backed securities.
                                IO's and PO's are examples of strips.

--------------------------------------------------------------------------------
                      BlackRock Financial Management, Inc.
                           Summary of Closed-End Funds
--------------------------------------------------------------------------------

Taxable Trusts
--------------------------------------------------------------------------------------------------------
                                                                                           Termination
Perpetual Trusts                                                           Stock Symbol        Date
                                                                           ------------    ------------

The BlackRock Income Trust Inc. ..........................................      BKT            N/A
The BlackRock North American Government Income Trust Inc. ................      BNA            N/A

Term Trusts
The BlackRock 1998 Term Trust Inc. .......................................      BBT            12/98
The BlackRock 1999 Term Trust Inc ........................................   .  BNN            12/99
The BlackRock Target Term Trust Inc. .....................................      BTT            12/00
The BlackRock 2001 Term Trust Inc. .......................................      BLK            06/01
The BlackRock Strategic Term Trust Inc. ..................................      BGT            12/02
The BlackRock Investment Quality Term Trust Inc. .........................      BQT            12/04
The BlackRock Advantage Term Trust Inc. ..................................      BAT            12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc. ................      BCT            12/09
Tax-Exempt Trusts




Tax-Exempt Trusts
--------------------------------------------------------------------------------------------------------
                                                                                           Termination
Perpetual Trusts                                                           Stock Symbol        Date
                                                                           ------------    ------------

The BlackRock Investment Quality Municipal Trust Inc. ....................      BKN            N/A
The BlackRock California Investment Quality Municipal Trust Inc. .........      RAA            N/A
The BlackRock Florida Investment Quality Municipal Trust .................      RFA            N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc. .........      RNJ            N/A
The BlackRock New York Investment Quality Municipal Trust Inc. ...........      RNY            N/A

Term Trusts
The BlackRock Municipal Target Term Trust Inc. ...........................      BMN            12/06
The BlackRock Insured Municipal 2008 Term Trust Inc. .....................      BRM            12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc. ..........      BFC            12/08
The BlackRock Florida Insured Municipal 2008 Term Trust ..................      BRF            12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc. ............      BLN            12/08
The BlackRock Insured Municipal Term Trust Inc. ..........................      BMT            12/10




           If you would like further information please call BlackRock at (800) 227-7BFM or consult with your financial advisor.

--------------------------------------------------------------------------------
                      BlackRock Financial Management, Inc.
                                   An Overview
--------------------------------------------------------------------------------

    BlackRock Financial Management Inc. (BlackRock) is a registered investment adviser which specializes in managing high quality fixed income securities, both taxable and tax exempt. BlackRock currently manages approximately $34 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds traded on either the New York Stock Exchange or American Stock Exchange, several open-end funds and over 80 institutional clients in the United States and overseas. BlackRock's institutional investor base includes Chrysler Corporation Master Retirement Trust, General Retirement System of the City of Detroit, State Treasurer of Florida, Ford Motor Company Pension Plan, General Electric Pension Trust and Unisys Corporation Master Trust.

    BlackRock was formed in April 1988 by fixed income professionals who sought to create an asset management firm specializing in managing fixed income securities for individuals and institutional investors. The professionals at BlackRock have extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, individuals at BlackRock are responsible for many of the major innovations in the mortgage-backed and asset-backed securities market, including the creation of the CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

    BlackRock is unique among asset management and advisory firms in the significant emphasis it places on the development of propriety analytical capabilities. A quarter of the professionals at BlackRock work full-time in the design, maintenance and use of such systems which are otherwise not generally available to investors. BlackRock's propriety analytical tools are used for evaluating, investing in and designing investment strategies and portfolio of fixed income securities, including mortgage securities, corporate debt securities or tax-exempt securities and a variety of hedging instruments.

    BlackRock has developed investment products which respond to investors' needs and has been responsible for several major innovations in closed-end funds. BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA Rating by S&P and the first closed fund to invest primarily in North American Government securities. BlackRock's closed-end funds currently have dividend reinvestment plans which are designed to provide an ongoing source of demand for the stock in the secondary market. BlackRock manages a ladder of alternative investment vehicles, with each fund having specific investment objectives and policies.

    In view of our continued desire to provide a high level of service to all of our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions you may have about your BlackRock funds and thank you for the continued trust you place in our abilities.

Left Col.



BlackRock



Directors
Laurence D. Fink, Chairman
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force Jr.
Ralph L. Schlosstein

Officers
Ralph L. Schlosstein, President
Keith T. Anderson, Vice President
Michael C. Huebsch, Vice President
Scott Amero, Vice President
Robert S. Kapito, Vice President
Richard M. Shea, Vice President/Tax
Henry Gabbay, Treasurer
James Kong, Assistant Treasurer
Kevin J. Mahoney, Assistant Treasurer
Karen H. Sabath, Secretary

Investment Adviser
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

Administrator
Dean Witter InterCapital Inc.
Two World Trade Center
New York, NY 10048
(800) 729-8855

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

Transfer Agent
Dean Witter Trust Company
Harborside Financial Center-Plaza Two
Jersey City, New Jersey 07311-3977
(800) 526-3143

Independent Auditors
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom
919 Third Avenue
New York, NY 10022

  This report is for shareholder information.
This is not a prospectus intended for use in the purchase or sale of any securities.

                     The BlackRock Strategic Term Trust Inc.
                       c/o Dean Witter InterCapital, Inc.
                                   71st Floor
                             Two World Trade Center
                               New York, NY 10048
                          Call toll free (800) 227-7BFM
                                                  09247P-10-8



Right Col.

The BlackRock
Strategic
Term Trust Inc.
-----------------------------
Annual Report
December 31, 1995